Exhibit 4.1

ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS#

COMMON STOCK
Certificate Number
ZQ00000000
PAR VALUE $1.00
COMMON STOCK
SYLVAMO CORPORATION
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
THIS CERTIFIES THAT
is the owner of
SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 871332 10 2
THIS CERTIFICATE IS TRANSFERABLE IN CITIES DESIGNATED BY THE TRANSFER
AGENT, AVAILABLE ONLINE AT www.computershare.com
Shares
* * 000000 ******************
* * * 000000 ***************** **** 000000 **************** ***** 000000 *************** ****** 000000 **************
FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
Sylvamo Corporation (hereinafter called the “Company”), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.
Chief Executive Officer
Senior Vice President, General Counsel and Corporate Secretary
DATED DD-MMM-YYYY
COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR,
By
AUTHORIZED SIGNATURE
SYLVAMO CORPORATION
PO BOX 505006, Louisville, KY 40233-5006
MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
CUSIP/IDENTIFIER XXXXXX XX X
Holder ID XXXXXXXXXX
Insurance Value 1,000,000.00
Number of Shares 123456
DTC 12345678 123456789012345
Certificate Numbers Num/No. Denom. Total
1234567890/1234567890
1 1 1
1234567890/1234567890
2 2 2
1234567890/1234567890
3 3 3
1234567890/1234567890
4 4 4
1234567890/1234567890
5 5 5
1234567890/1234567890
6 6 6
Total Transaction 7